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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K

                         -----------------------------

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          February 12, 2001
                                                --------------------------------

                             COMMAND SYSTEMS, INC.
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            (Exact Name of Registrant as Specified in its Charter)

     Delaware                       0-23797               06-1527672
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(State or Other Jurisdiction    (Commission             (IRS Employer
     of Incorporation)          File Number)           Identification No.)

       76 Batterson Park Road, Farmington, Connecticut                06032
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         (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code          (860) 409-2000
                                                   -----------------------------

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

     On February 9, 2001, Ernst & Young LLP, the independent auditors of Command Systems, Inc. (the "Company"), issued the audited consolidated financial statements of the Company for the years ended December 31, 2000 and 1999, a copy of which is attached hereto as Exhibit 99.1.


Item 7.  Exhibits.

       (c)  Exhibits.

       23.1 Consent of Independent Auditors.

       99.1 Audited Consolidated Financial Statements of Command Systems, Inc.

                All other Items of this report are inapplicable.

                                      -2-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COMMAND SYSTEMS, INC.



Date: February 12, 2001               By: /s/ Stephen L. Willcox
                                         --------------------------------
                                      Name: Stephen L. Willcox
                                      Title: Executive Vice President

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------

     23.1 Consent of Independent Auditors.

     99.1 Audited Consolidated Financial Statements of Command Systems, Inc.